                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [x]

Filed by a Party other than the Registrant[ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to section 240.14a-11(c) or
         section 240.14a-12


                           THE RIVERFRONT FUNDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                       N/A
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1) Title of each class of securities to which transaction applies:

                  --------------------------------------------------------------

         2)       Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  --------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------

         5)       Total fee paid:

                  --------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)       Amount Previously Paid:

                  2)       Form, Schedule or Registration Statement No.:

                  3)       Filing Party:

                  4)       Date Filed:

                     THE RIVERFRONT OHIO TAX-FREE BOND FUND

                                ONE PORTFOLIO OF

                           THE RIVERFRONT FUNDS, INC.

                    Notice of Special Meeting of Shareholders


To the Shareholders of The Riverfront
Ohio Tax-Free Bond Fund, a portfolio of The Riverfront Funds, Inc.:


         Notice is hereby given that a Special Meeting of Shareholders of The Riverfront Ohio Tax-Free Bond Fund (the "Fund"), a portfolio of The Riverfront Funds, Inc., a Maryland corporation (the "Company"), will be held on Monday, April 27, 1998, at 10:00 A.M., Eastern Time, at 3435 Stelzer Road, Columbus, Ohio (the "Meeting"), for the purpose of considering and acting on the following matters:


1. To approve the Plan of Dissolution, Liquidation and Termination of the Fund (the "Plan"), which Plan was unanimously approved by the Board of Directors of the Company on March 17, 1998; and

2. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

         The close of business on March 25, 1998, has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting.

         All shareholders of the Fund are cordially invited to attend the Meeting in person. If you are unable to do so, please complete the enclosed proxy and return it in the enclosed envelope.


                                             By Order of the Directors,

                                              /s/ David Bunstine
                                             ----------------------------


April 1, 1998                                C. David Bunstine, Secretary

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION, WE URGE YOU TO COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED
PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE.

--------------------------------------------------------------------------------

                           THE RIVERFRONT FUNDS, INC.
                                3435 Stelzer Road
                              Columbus, Ohio 43219


                                 PROXY STATEMENT


                      For A Special Meeting of Shareholders
                    of The Riverfront Ohio Tax-Free Bond Fund


                                     GENERAL


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Directors of The Riverfront Funds, Inc., a Maryland corporation (the "Company"), to be used in connection with a Special Meeting of Shareholders of The Riverfront Ohio Tax-Free Bond Fund (the "Fund"), one portfolio of the Company, to be held at 10:00 A.M., Eastern Time, on Monday, April 27, 1998 (the "Meeting"). All persons who are shareholders of the Fund as of March 25, 1998, the record date (the "Record Date"), will be entitled to notice of and to vote at the Meeting.


         The Company knows of no other business to be voted upon at the Meeting other than Proposal 1 set forth in the accompanying Notice of Special Meeting of Shareholders and as described in this Proxy Statement. If any other matters are presented, it is the intention of the persons named on the enclosed proxies to vote proxies in accordance with their best judgment. The mailing address of the principal executive offices of the Company is: 3435 Stelzer Road, Columbus, Ohio 43219. The approximate date on which this Proxy Statement and forms of proxy are first sent to shareholders of the Fund is on or about April 1, 1998.


         The Directors have fixed the close of business on the Record Date as the date for the determination of shareholders entitled to notice of and to vote at the Meeting. Investor A and Investor B shareholders of record of the Fund are entitled to one vote for each share and a proportionate fractional vote for any fraction of a share they own. As of the Record Date, the total number of Investor A shares of capital stock, $.001 par value, of the Fund entitled to vote at the Meeting is 268,050.216, and the total number of Investor B shares of capital stock, $.001 par value, of the Fund entitled to vote at the Meeting is 116,832.037. The Investor A Shares and the Investor B Shares are collectively referred to as the "Shares."


         Shares represented by management proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given and the proxy is properly executed and returned to the Company, the proxies will be voted in favor of the Proposal. To revoke a management proxy, the shareholder giving such proxy must either submit to the Company a subsequently dated proxy, deliver to the Company a written notice of revocation or otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the management proxy.

         In the event that (1) sufficient votes to constitute a quorum are not received by the date of the Meeting or (2) a quorum as to Proposal 1 is present at the Meeting but sufficient votes to approve the Proposal are not received, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders. Any such adjournment will require the affirmative vote of the holders of a majority of the Shares present at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will vote against any such adjournment those proxies required to be voted against the Proposal.

         THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE COMPANY'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS OF THE FUND UPON REQUEST, WHICH REQUEST MAY BE MADE EITHER BY WRITING TO THE COMPANY AT THE ADDRESS ABOVE OR BY CALLING TOLL-FREE (800) 424-2295. THE ANNUAL AND SEMI-ANNUAL REPORTS WILL BE MAILED TO YOU BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.

               PROPOSAL 1 -- APPROVAL OF THE PLAN OF DISSOLUTION,
                    LIQUIDATION AND TERMINATION (THE "PLAN")


THE LIQUIDATION IN GENERAL

         The Company proposes to liquidate the assets of and dissolve the Fund pursuant to the provisions of the Plan as initially approved by the Board on February 27, 1998, when the Board determined that an orderly liquidation of the Fund's assets was in the best interests of the Fund and its shareholders. The Plan, a copy of which is attached to this Proxy Statement as Exhibit A, was approved in its final form by the Board on March 17, 1998, and provides for the complete liquidation of all of the assets of the Fund. If the Plan is approved by the requisite shareholder vote, The Provident Bank, as the Fund's investment adviser ("Provident"), will undertake to liquidate the Fund's assets at market prices and on such terms and conditions as Provident shall determine to be reasonable and in the best interests of the Fund and its shareholders.

REASONS FOR THE LIQUIDATION

         The Fund commenced operations on August 1, 1994, with the objective of generating income that is exempt from federal income tax and Ohio state income taxes while at the same time preserving capital. As of December 31, 1995, the Fund had total net assets of approximately $11,717,000. Since then the total net assets of the Fund have declined to approximately $3,546,000 as of December 31, 1997. The Board's decision to approve the Plan was prompted by the Fund's small size in relation to the size of other comparable mutual funds and the Board's belief that the total net assets of the Fund were not likely to increase significantly in the near future, both of which make it unlikely that the Fund will be able to operate in an efficient manner in the future. As a general matter, funds that are relatively small in size tend to be inefficient for shareholders; such funds may have higher expense ratios and less investment flexibility and, as a result, may produce lower returns over the long term.

         At the February 27, 1998, Board meeting, the Board considered the following alternatives in addition to the liquidation of the Fund pursuant to a plan of liquidation and dissolution: (i) the Fund could self-liquidate by having all shareholders redeem their shares on the same day, (ii) the Fund's shareholders could redeem their Shares and, as an alternative investment, repurchase shares in another Ohio tax-free fund recommended by Provident, (iii) the Fund could enter into an investment advisory agreement with a new sub-adviser in an effort to improve the Fund's performance, and (iv) the Fund could sell its assets to another fund pursuant to an agreement and plan of reorganization.

         After considering the foregoing options, the Board, including all of the Directors who are not "interested persons" of the Company (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")), unanimously adopted resolutions approving the Plan, declaring the proposed liquidation and dissolution advisable and directing that it be submitted to the shareholders of the Fund for consideration. Prior to making this determination, the Board was advised that the self-liquidation and redemption-and-repurchase alternatives would require the mutual agreement and timely cooperation of the shareholders, neither of which could be assured. The Board was also advised that entering into an investment advisory agreement with a new investment adviser and selling the Fund's assets to another fund were not realistic alternatives because the small size of the Fund makes the Fund unattractive to potential investment advisers and to other funds. Moreover, the Board was advised that selling the Fund's assets to a different fund would be an expensive and time consuming process.


         In connection with the proposal, the Fund will bear the costs associated with the liquidation of the Fund, which are expected to total approximately $5,000. The Directors have instructed the Fund's fund accountant to begin accruing such costs and all other estimated expenses for the Fund through the proposed date of liquidation.


         The liquidation of the assets and termination of the Fund will have the effect of permitting the Fund's shareholders to invest the distributions to be received by them upon the Fund's liquidation in investment vehicles of their own choice.

PLAN OF DISSOLUTION, LIQUIDATION AND TERMINATION

         The Plan, a copy of which is attached hereto as Exhibit A, provides for the complete liquidation of all of the assets of the Fund. Although portions of the Plan are summarized in this Proxy Statement, such summaries are qualified by reference to the Plan itself. If the Plan is approved, Provident will undertake to liquidate the Fund's assets at market prices and on such terms and conditions as Provident shall determine to be reasonable and in the best interests of the Fund and its shareholders.

         Before liquidating, the Fund may make one or more dividend distributions of tax-exempt income and income or capital gain realized on the disposition of portfolio securities.

         The Plan may be amended by the Board of Directors at any time, without shareholder approval, in the event such amendment is determined to be in the best interests of the Fund and its shareholders. It is anticipated that such amendments will be adopted only in response to unanticipated events or consequences.

LIQUIDATION VALUE

         If the Plan is adopted by the Fund's shareholders at the Meeting, as soon as practicable after the consummation of the sale of all of the Fund's portfolio securities and the payment (or provision for payment) of all of the Fund's known expenses, charges, liabilities and other obligations and the payment of ordinary and capital gains dividends, each shareholder of the Fund will receive a cash distribution in an amount equal to the net asset value per share, as determined in accordance with the Fund's current Prospectus and Statement of Additional Information, together with accrued and unpaid dividends and distributions, with respect to each of the shareholder's Shares of the Fund (the "Liquidation Distribution"). It is anticipated that Liquidation Distributions shall be paid directly by check made payable to the shareholder of record or deposited directly into a designated bank account of the shareholder of record at Provident. As of March 17, 1998, the contingent deferred sales charge generally applicable to Investor B Shares has been waived and will not be imposed in connection with Investor B Shares cancelled as a result of the liquidation of the Fund.

FEDERAL INCOME TAX CONSEQUENCES

         IN GENERAL. The following summary provides general information with regard to the federal income tax consequences to shareholders on receipt of the Liquidation Distribution from the Fund pursuant to the provisions of the Plan. This summary also discusses the effect of federal income tax provisions on the Fund resulting from its liquidation and dissolution; however, the Fund has not sought a ruling from the Internal Revenue Service (the "Service") with respect to the liquidation and dissolution of the Fund. The statements below are, therefore, not binding upon the Service, and there can be no assurance that the Service will concur with this summary or that the tax consequences to any shareholder upon receipt of a Liquidation Distribution will be as set forth below.

         This summary is based on the tax laws and regulations in effect on the date of this proxy statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect.

         The information below is only a summary of some of the federal tax consequences generally affecting the Fund and its individual U.S. shareholders resulting from the liquidation of the Fund. This summary does not address the particular federal income tax consequences applicable to shareholders other than U.S. individuals nor does it address state or local tax consequences. The tax consequences discussed herein may affect shareholders differently depending on their particular tax situations unrelated to the Liquidation Distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. Shareholders are encouraged to consult their personal tax advisers concerning their particular tax situations and the impact thereon on receiving the Liquidation Distribution as discussed herein. The receipt of the Liquidation Distribution may result in tax consequences that are unanticipated by shareholders.

         As discussed above, pursuant to the Plan, the Fund will sell its assets, pay or make provisions for the payment of all liabilities, distribute the remaining proceeds to its shareholders and dissolve. The Company anticipates that the Fund will retain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), during the liquidation period and, therefore, will not be taxed on any of its net income realized from the sale of its assets.

         For federal income tax purposes, a shareholder's receipt of the Liquidation Distribution will be a taxable event and will be treated as a sale of the shareholder's Shares of the Fund in exchange for the Liquidation Distribution. Each shareholder will recognize a gain or loss in an amount equal to the difference between the adjusted tax basis in his or her Shares and the Liquidation Distribution he or she receives from the Fund. If the Shares are held as a capital asset, the gain or loss will generally be characterized as a capital gain or loss. If the Shares have been held for more than 18 months, the gain or loss will constitute a long-term capital gain or loss; if the Shares have been held for more than one year but not more than 18 months, the gain or loss will be mid-term capital gain or loss; otherwise, the gain or loss will constitute a short-term capital gain or loss.

         If a shareholder has failed to furnish a correct taxpayer identification number or has failed to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," the shareholder may be subject to a 31% backup withholding tax with respect to any ordinary or capital gains dividends as well as the Liquidation Distribution. An individual's taxpayer identification number is his or her social security number. Certain shareholders specified in the Code may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.

         Shareholders will be notified of their respective shares of tax-exempt, ordinary and capital gain dividends for the Fund's final fiscal year in normal tax-reporting fashion; amounts included in income as dividends may increase the shareholders' adjusted bases in their Shares for purposes of computing their gain or loss on the receipt of the Liquidation Distribution.

         If a noncorporate shareholder receives an exempt-interest dividend with respect to Shares of the Fund held for six months or less, any loss realized by the shareholder as a result of the liquidation of the Fund will be disallowed to the extent of the exempt-interest dividend. In addition, the Code may require a noncorporate shareholder, if he or she receives an exempt-interest dividend, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by the Fund that represents income from private activity bonds may not retain its tax-exempt status in the hands of a noncorporate shareholder who is a "substantial user" (or a person related thereto) of a facility financed by such bonds. If a portion of an exempt-interest dividend is attributable to interest on certain specified private activity bonds, the Fund will identify in the written notice that portion which must be treated by the noncorporate shareholder as a tax preference item for purposes of the alternative minimum tax.

LIQUIDATION DISTRIBUTION

         At present, the date on which the Fund will be liquidated and on which the Fund will pay Liquidation Distributions to its shareholders is uncertain, but it is anticipated that if the Plan is adopted by the shareholders of the Fund on April 27, 1998, such liquidation would occur on or about April 30, 1998 (the "Liquidation Date"). Shareholders holding Fund Shares as of the close of business on April 29, 1998, will receive their Liquidation Distribution on the Liquidation Date without any further action on their part.

         The right of a shareholder to redeem his or her Shares of the Fund at any time has not been impaired by the proposal to liquidate the assets and dissolve the Fund and the adoption of the Plan. Therefore, a shareholder may redeem Shares in accordance with redemption procedures set forth in the Fund's current Prospectus and Statement of Additional Information without the necessity of waiting for the Fund to take any action. In addition, as of March 10, 1998, all contingent deferred sales charges on redemptions of Investor B Shares have been and will be waived through the Liquidation Date, and no contingent deferred sales charge will be imposed on any Investor B Shares cancelled in connection with the Fund's liquidation.

CONCLUSION

         Shareholder approval of the Plan requires the affirmative vote of a majority of the votes cast at the Meeting.

         A representative of Ernst & Young LLP, the Fund's auditors, will be available by telephone during the Meeting with an opportunity to make a statement if the representative desires to do so and to respond to appropriate questions.

         The Board unanimously recommends that the shareholders vote FOR the proposed liquidation of assets and dissolution of the Fund pursuant to the provisions of the Plan.

                                OTHER INFORMATION

INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

         Provident, an Ohio banking corporation located at One East Fourth Street, Cincinnati, Ohio 45202, currently serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement dated as of August 1, 1994, as amended as of January 1, 1997 (the "Investment Advisory Agreement").

         Pursuant to the terms of the Investment Advisory Agreement, Provident is responsible for managing the investment and reinvestment of the Fund's assets in conformity with its investment objectives, policies and restrictions, all as set forth in the Fund's most recent Prospectus and Statement of Additional Information. Provident also serves as the Fund's custodian, transfer agent and fund accountant and receives compensation from the Company for providing such services.

         Provident is a subsidiary of Provident Financial Group, Inc. ("Provident's Parent"), which is a publicly held bank holding company headquartered in Cincinnati, Ohio. The address of Provident's Parent is also One East Fourth Street, Cincinnati, Ohio 45202.

         BISYS Fund Services Limited Partnership ("BISYS") serves as the principal underwriter of Shares of the Fund pursuant to a Distribution Agreement with the Company dated February 1, 1994, as amended as of January 1, 1997. In its capacity as principal underwriter, BISYS is available to receive purchase orders and redemption requests relating to Shares of the Fund. BISYS also serves as administrator of the Fund pursuant to an Administration Agreement with the Company dated February 1, 1996, as amended as of January 1, 1997. BISYS' address is 3435 Stelzer Road, Columbus, Ohio 43219.

         The sole general partner of BISYS is BISYS Fund Services, Inc. and its sole limited partner is WC Subsidiary Corporation, each of whose address is 150 Clove Road, Little Falls, New Jersey 07424. BISYS Fund Services, Inc. and WC Subsidiary Corporation are both wholly owned by The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly held corporation.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         The following table sets forth certain information as of March 25, 1998, for each of the portfolios of the Company with respect to each person or group known by the Company to be the beneficial owner of more than 5% of any class of the Company's outstanding voting securities:



                                                             AMOUNT AND
                                                             NATURE OF THE
                           NAME AND ADDRESS OF               BENEFICIAL         PERCENT
TITLE OF CLASS             BENEFICIAL OWNER                  OWNERSHIP          OF CLASS

Investor A Shares of the   The Provident Bank                102,832,769.76      69.43%
Money Market Fund          P.O. Box 691198
                           Cincinnati, OH 45202

Investor A Shares of the   The Provident Bank                  2,515,059.55      48.96%
Income Fund                P.O. Box 691198
                           Cincinnati, OH 45202

                           The Provident Bank Trust              265,446.06(1)    5.17%
                           Department Employee
                           Benefit Plan
                           3 East Fourth St.
                           Cincinnati, OH 45207

                           The Provident Bank Trust            1,906,631.21(1)   37.11%
                           Department
                           3 East Fourth Street
                           Cincinnati, OH 45202

Investor B Shares of the   The Fifth Third Bank, FBO              25,583.13      21.78%
Income Fund                Cincinnati Institute of
                            Fine Arts
                           P.O. Box 630074
                           Cincinnati, OH 45263


Investor A Shares of the   Provident Bank Trust Department       256,053.28      95.52%
Ohio Tax-Free Bond Fund    P.O. Box 691198
                           Cincinnati, OH 45269-1198

Investor B Shares of the   Raymond L. Affolter                     7,605.26       6.51%
Fund                       10065 Tanager Lane
                           Cincinnati, OH 45215

                           Dorothy S. Paeltz                       7,197.70       6.33%
                           6141 State Route 125
                           Georgetown, OH 45121

                           Ernestine Alexander                     6,426.97       5.50%
                           2704 Cypress Way #14
                           Cincinnati, OH 45212

                           Adleta B. Follmer                       9,315.61       7.97%
                           Revocable Trust
                           Adleta B. Follmer Trustee
                           2105 Evergreen Ridge Drive
                           Cincinnati, OH 45215

                           Patricia L. Rinckenberger              11,010.61       9.42%
                           2228 Cathedral Ave.
                           Norwood, OH 45212

                           David F. Stratman Trust                 7,365.96       6.30%
                           David F. Stratman and
                           Sonja B. Stratman Trustees
                           6280 Kaywood Dr.
                           Cincinnati, OH 45243

                           Thelma N. Rieger Trust                  8,269.89       7.08%
                           Thelma N. Rieger Trustee
                           5414 Moundcrest Dr.
                           Cincinnati, OH 45212

                           Norbert J. Rieger Trust                 5,846.08       5.00%
                           Norbert J. Rieger Trustee
                           5414 Moundcrest Dr.
                           Cincinnati, OH 45212

                           The Provident Bank                     10,694.76       9.15%
                           FBO Irma Allman
                           P.O. Box 691198
                           Cincinnati, OH 45269-1198



Investor A Shares of the   The Provident Bank                  112,148.61(1)    14.72%
Balanced Fund              RPO Provident Bancorp
                           Retirement Plan
                           One East Fourth Street
                           Cincinnati, Ohio  45202

                           Provident Bank TTEE FBO             115,296.90(1)    15.14%
                           Provident Bancorp
                           401(k) Equity
                           P.O. Box 691198
                           Cincinnati, Ohio  45269-1198

Investor A Shares of the   The Chase Manhattan Bank as       3,351,869.80       47.04%
Income Equity Fund         Trustee for The General Cable
                           Corporation
                           4 Tesseneer Drive
                           Highland Heights, KY 41076

                           The Provident Bank                  368,289.14(1)     5.17%
                           RPO Provident Bancorp
                           Retirement Plan
                           P.O. Box 691198
                           Cincinnati, OH 45207



Investor A Shares         Provident Bank Trust               2,849,789.88(1)    96.26%
of the Large              Department
Company Fund              P. O. Box 691198
                          Cincinnati, Ohio  45269-1198

Investor B Shares         The Provident Bank                    19,737.17(1)     6.69%
of the Large              Custodian FBO
Company Fund              John W. Coveyou IRA
                          7931 Gimmick Road
                          Cincinnati, OH  45241

(1) The designated beneficial owner possesses on behalf of its underlying accounts voting or investment power with respect to these shares.


         As of March 25, 1998, the Directors and officers of the Company as a group owned beneficially fewer than 1% of the outstanding Shares of the Company or of any portfolio of the Company.

                              SHAREHOLDER PROPOSALS

         Any shareholder proposal intended to be presented at any future Meeting of Shareholders must be received by the Company at its principal office a reasonable time before the Company's solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the Company's Proxy Statement and form or forms of Proxy relating to such meeting.

                             ADDITIONAL INFORMATION

         With respect to the actions to be taken by the shareholders of the Fund on Proposal 1 described in this Proxy Statement, (i) the presence in person or by proxy of shareholders entitled to cast one-third of the outstanding Shares of the Fund entitled to be cast at the Meeting shall constitute a quorum for the purposes of voting upon such Proposal at the Meeting, provided that no action required by law or the Company's Articles of Incorporation to be taken by the holders of a designated proportion of Shares may be authorized or taken by a lesser proportion; and (ii) abstentions shall be treated as Shares present for the purpose of determining whether a quorum exists and, for purposes of determining whether the Proposal has been approved, abstentions shall be treated as against votes. Broker non-votes, as described below, will not be counted for purposes of determining whether a quorum exists or whether the Proposal has been approved. Broker non-votes are Shares for which a broker holding such Shares for a beneficial owner has not received instructions from the beneficial owner and may not exercise discretionary voting power with respect thereto, although such broker may have been able to vote such Shares on other matters at the Meeting for which it has discretionary authority or instructions from the beneficial owner. The Fund will bear all costs associated with the solicitation of proxies from its shareholders.


                                               By Order of the Directors,

                                                /s/ David Bunstine
                                               ----------------------------

April 1, 1998                                  C. David Bunstine, Secretary

                                    EXHIBIT A

                PLAN OF DISSOLUTION, LIQUIDATION AND TERMINATION

                                       OF

                     THE RIVERFRONT OHIO TAX-FREE BOND FUND

                                  (the "Fund")


         The Riverfront Funds, Inc., a Maryland corporation (the "Company"), shall proceed to a complete liquidation of the Fund according to the procedures set forth in this Plan of Dissolution, Liquidation and Termination (the "Plan"). The Plan has been approved by the Board of Directors of the Company (the "Board") as being advisable and in the best interests of the Fund and its shareholders. The Board has directed that this Plan be submitted to the holders of the outstanding voting shares of the Fund (each a "Shareholder" and, collectively, the "Shareholders"), for their adoption or rejection at a special meeting of shareholders and has authorized the distribution of a Proxy Statement (the "Proxy Statement") in connection with the solicitation of proxies for such meeting. Upon Shareholder approval of the Plan with respect to the Fund, the Fund shall voluntarily dissolve and completely liquidate in accordance with the requirements of the Company's Articles of Incorporation, Maryland law and the Internal Revenue Code of 1986, as amended (the "Code"), as follows:

         1. Adoption of Plan. The effective date of the Plan (the "Effective Date") shall be the date on which the Plan is adopted by the Shareholders of the Fund.

         2. Liquidation and Distribution of Assets. As soon as practicable after the Effective Date and by April 30, 1998 (the "Liquidation Period"), or as soon thereafter as practicable depending on market conditions and consistent with the terms of this Plan, the Fund and the Fund's investment adviser, The Provident Bank ("Provident"), shall have the authority to engage in such transactions as may be appropriate for the Fund's liquidation and dissolution, including, without limitation, the consummation of the transactions described in the Proxy Statement.

         3. Provisions for Liabilities. The Fund shall pay or discharge or set aside a reserve fund for, or otherwise provide for the payment or discharge of, any charges, taxes, expenses, liabilities and obligations, including, without limitation, contingent liabilities, whether due or accrued or anticipated.

         4. Distribution to Shareholders. As soon as practicable after the Effective Date, the Fund shall liquidate and distribute pro rata on the date of liquidation (the "Liquidation Date") to its shareholders of record as of the close of business on the day before the Liquidation Date all of the remaining assets of the Fund in complete cancellation and redemption of all the outstanding Investor A and Investor B Shares of the Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund's books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay or provide for the payment of such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund's books.

         5. Notice of Liquidation. As soon as practicable after the Effective Date, the Fund shall mail notice to the appropriate parties that this Plan has been approved by the Board and the Shareholders and that the Fund will be liquidating its assets, to the extent such notice is required under applicable law.

         6. Filings. As soon as practicable after the Liquidation Date, the Company shall file on behalf of the Fund such instruments of dissolution, Articles of Amendment, Articles Supplementary or any other documents that are necessary to effect the dissolution of the Fund, including any tax returns, in accordance with the requirements of the Company's Articles of Incorporation, the Maryland General Corporation Law, the Internal Revenue Code of 1986, as amended, any applicable securities laws, and any rules and regulations of the Securities and Exchange Commission or any state securities commission.

         7. Amendment or Abandonment of Plan. The Board may modify or amend this Plan at any time without Shareholder approval if it determines that such action would be advisable and in the best interests of the Fund and its Shareholders. If any amendment or modification appears necessary and in the judgment of the Board will materially and adversely affect the interests of the Shareholders of the Fund, such an amendment or modification will be submitted to such Shareholders for approval. In addition, the Board may abandon this Plan without Shareholder approval at any time prior to the Liquidation Date if it determines that abandonment would be advisable and in the best interests of the Fund and its Shareholders.

         8. Powers of Board and Officers. The Board and the officers of the Company are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Company deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and dissolution of the Fund in accordance with the Code, the Articles of Incorporation and Maryland law, including, without limitation, withdrawing any state notices of the Fund and/or its shares and the preparation and filing of any tax returns.

         9. Termination of Business Operations. As soon as practicable upon adoption of this Plan by Shareholders, the Fund shall cease to conduct business except as shall be necessary in connection with the effectuation of its liquidation and dissolution.

         10. Expenses. The expenses of carrying out the terms of this Plan shall be borne by the Fund, whether or not the liquidation contemplated by this Plan is effected.

                                                                           PROXY


                           THE RIVERFRONT FUNDS, INC.
                     THE RIVERFRONT OHIO TAX-FREE BOND FUND

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                          OF THE RIVERFRONT FUNDS, INC.


         The undersigned hereby appoints Walter B. Grimm, C. David Bunstine and James L. Smith and each of them, with full power of substitution, proxies to vote and act with respect to all Shares of The Riverfront Ohio Tax-Free Bond Fund (the "Fund"), a series of The Riverfront Funds, Inc., which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Fund to be held on Monday, April 27, 1998, at 3435 Stelzer Road, Columbus, Ohio 43219, at 10:00 A.M., EST, and at any and all adjournments thereof, on the following proposal and any other matters that may properly come before the Meeting.


         The Shares represented by this Proxy will be voted upon the proposal listed below in accordance with the instruction given by the Shareholder, but if no instruction is given but this Proxy is executed and returned, this Proxy will be voted FOR the proposal and in accordance with the best judgment of the proxies on any other matter which properly comes before the Meeting.

         The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders dated April 1, 1998, and the Proxy Statement attached thereto.

               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.

NOTE: Please sign legibly and exactly as name appears on this card.

Vote on Proposal:

1.       Approval of the Plan of                  FOR[ ] AGAINST[ ] ABSTAIN[ ]
         Dissolution, Liquidation
         and Termination of the Fund

         If Shares are registered in the name of joint owners, each must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in partnership name.

-------------------------------    ------
Signature                            Date


-------------------------------    ------
Signature (Joint Owners)             Date


              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.